Exhibit 99.3

Use Roboto here Faraday Future Intelligent Electric Inc. Third Quarter 2023 Earnings Release November 13, 2023

Legal Disclaimers Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company's ability to remediate its material weaknesses in internal control over financial reporting; risks related to the restatement of the Company’s previously issued consolidated financial statements; The Company’s limited operating history and the significant barriers to growth it faces; The Company's history of losses and expectation of continued losses; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company's indebtedness; the Company's ability to cover future warranty claims; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company's control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company's operations in China; risks related to the Company’s stockholders who own a significant amount of the Company's common stock; the success of the Company's remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company's ability to develop and protect its technologies; the Company's ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10 - K/A filed with the Securities and Exchange Commission (“SEC”) on August 21, 2023, and Form 10 - Q filed on November 13, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and the Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. No Offer or Solicitation This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Faraday Future and other companies, which are the property of their respective owners. 2 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

01. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery Table of Contents © 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 3 3 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

1. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery © 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 3 4 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future

TechLuxury Brand Global Positioning

Faraday Future (FF) is the pioneer of the ultimate intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car civilization



~$3.0 billion

Capital invested to date to create an industry leading EV platform, I.A.I.[1] technology, product development and manufacturing capabilities

~660

Filed or issued utility and design patents for both EV and I.A.I. technology competitiveness

10,000

Future expected annual production capacity at FF's self-operated manufacturing facility in Hanford, California

Dual Home

Deep cultural roots in both the US and China provide competitive advantage across two of the largest EV markets

Direct Sales

Online with anticipated targeted in-person experience centers and FF partner stores across target markets such as the US, China, Europe, and the Middle East

August '23

Began Phase Two of the Company's Three-Phase Delivery Plan [2] for the Company's flagship – the FF 91 2.0 Futurist Alliance

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 5

(1) Internet, Autonomous Driving and Intelligence
(2) Please refer to page 20 for details

Al l - A bility Al l - Hyper The Ultimate AI TechLuxury Product & Technology Revolution New Four Trends A ll - AI C o - Cr e ation © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 6

FF aiHyper 6x4 Architecture 2.0

All-AI All-Hyper All-Ability Co-Creation

4 Tech Systems

1. **Magic All-In-One** — All-Terrain AI Body Control Technology
2. **Hyper Multi-Vectoring** — Integrated multi-axis torque technology system for AI propulsion, steering and braking
3. **3rd aiSpace** — AI Space & Internet Technology System
4. **FF aiDriving** — aiDriving Technology System

System All AI | Vertical Integration

Horizontal Penetration

6 Tech Platforms

FF OpenApp	AIUI for Application	Development Kit	Data & Security Management	Developer Portal	Application Market		
FF aiOS 2	User Interface	FF Framework	Multi-User Management	Cyber Security	Resources Management	Hardware Abstraction Layer	Kernel
FF aiHW 2.0	Computing	V-Network	Communication	Sensing	Displays & Sound	Lighting	
FF Mechanical	Material	Structural	Movable	High-Voltage	Electric Driving	Energy Exchanging	Safety	Ergonomics
FF Cloud	Computing	Storage	Network	Big Data	Web3	AI Training	
FF AI	CNN	RNN	GNN	GAN	Transformer	GPT	Reinforcement Learning

Developers Open Co-Creation

AI Engine: CV NLP.... — Platform ALL AI

PERCEPTION → DECISION-MAKING → EXECUTION

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PROPRIETARY AND CONFIDENTIAL

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F F a i H y p e r 6 x 4 A r c h i te c t u r e 2 . 0 The Next - generation AI Powered Technology Architecture Product & Technology Revolution New Four Trends 8 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

General AI Personalized AI 1 - on - 1 Bespoke Private AI Al l - AI + + 9 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Magic All - In - One All - terrain AI Body Control Technology System Hype r c ar Pe rfo rm ance S e dan C o mfort SUV High ground clearance, visibility and space 10 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

EPA C e rtifi e d Rang e ˖ 38 1 mi Battery P ack Energy: 14 2 kWh The highest in its class Est. CLTC Range ˖ The longest in its class 80 0 + km 11 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Tr i - Motor 10 5 0hp The highest power output in its class Hyper Multi - Vectoring 12 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Redefining
Ultimate AI TechLuxury
Safety Standards

Moat Pack Structure

Moat Body Structure

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 13

Hyper Multi - Vectoring Multi - axis torque system for propulsion, steering and braking empowered by AI Hypercar Acceleration Class - leading Range Moat Pack Structure Steering by Propulsion 14 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF aiDriving

aiDriving Technology System




NVIDIA

Features Available Now

- Forward Collision Warning
- Auto High Beam
- Automatic Emergency Braking
- Adaptive Cruise Control
- Lane Centering Control
- Traffic Jam Assist
- Traffic Sign Recognition

World Class Sensor Suite

The first automotive OEM in America equipping production vehicles with a high-resolution, ultra-long-range Lidar.

Powerful Compute Platform

One of the most powerful production-ready SoCs from NVIDIA
Full Vehicle Platform Integration
Long term collaboration with NVIDIA

Available over OTA

- Smart parking
- Smart summoning
- Navigation-based AutoDrive

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 15

FF Generative AI First Ever Generative AI Capability In Vehicle 16 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF is a User-centric Enterprise, and the Developer Co-Creation Officers Create Value While Sharing Benefits by Engaging in FF's Cutting-edge Technologies

The Co-Creation business model is an open UP2U (User Planning to User) business model that allows users or Co-Creators to become FF partners and enable value Co-Creation. It is also an extension of FF’s internal and external partner strategy. The ultimate goal is to collaborate with external Co-Creators to create value for the Company.

Key benefits of Co-Creation

- Product development and quality enhancements
- Next-gen technology enhancements
- Cost-effective marketing
- Acts as a foundation to build strategic alliances
- Improves brand visibility
- Enhances brand loyalty and builds trust
- Enhances pricing power


DEVELOPER CO-CRE
SIGNI
FF ALL-HYPER GLOBAL RACETRACK
CONQUEROR PLAN



© 2023 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 17

1. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery © 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 18 18 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

On April 14, 2023, Faraday Future’s First Production FF 91 Vehicle Came off the Line at its FF ieFactory California 19 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future is at a Critical Inflection Point – Officially Delivered the Very First FF 91 2.0 Futurist Alliance to its First Spire User and Kicked Off its August Developer Co-Creation Festival

Industry Expert Futurist Product Officer (FPO) Co-Creation Delivery ✓


HARTMAN GARA
Faraday Future

- In this first phase, the Industry Expert FPO(s) got the first look and opportunity to pay in full and reserve and experience these FF 91 Futurist vehicles
- The Industry Expert FPO(s) took possession of the reserved FF 91 Futurist vehicle at the beginning of the second phase
- Phase One began at the end of May
- The FPOs are also entering into consulting, branding and other arrangements with FF

Futurist Product Officer (FPO) Co-Creation Delivery ✓


Faraday Future
FF 91 2.0 FUTURIST ALLIANCE 1ST VEHICLE DELIVERY

- In this second phase, FPO(s) are expected to pay in full for the FF 91 Futurist vehicles and will take possession of the FF 91 2.0 Futurist Alliance vehicles
- The first FF 91 2.0 Futurist Alliance was delivered to the spire user in the second week of August, an event marking Faraday Future's entry into revenue generation stage
- The Company announced UP2U (User Planning to User) business model projects to enhance Co-Creation

Full Co-Creation Delivery



- In this third phase, the Company will deliver FF 91 Futurist vehicles to all spire users are expected to pay in full for the FF 91 Futurist vehicles[(1)]

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL

20

(1) Phase Three of the Three-Phase Delivery plan is contingent on securing the necessary financing and receiving parts on our required timeframes.

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 21 Delivery Co - Creation Day — FF has delivered FF 91 2.0 Futurist Alliance vehicles to the first group of Owners and Developer Co - Creation Officers including, — Chris Brown, who is an American singer, songwriter, rapper, dancer, actor and businessman and one of the most iconic R&B singers of all time. His unique style has earned him prestigious recognitions, including a Grammy, as well as MTV Video Music, AMA, and BET Music Awards — Jason Oppenheim, an American celebrity and luxury real estate broker, President and Founder of The Oppenheim Group, and star of the Netflix global hit series “Selling Sunset” and “Selling the OC” — Justin Bell, World Champion Race Car driver — Kelvin Sherman, Hollywood Celebrity Agent — YT Jia, FF Founder & CPUO — The founder of “Private Collection Motors,” a luxury car dealership based in Costa Mesa, California — One of FF’s long - time investors and the founder of the world's largest global supplier of American Halloween costumes — Planned future deliveries include delivery of FF 91 2.0 Futurist Alliance to Emma Hernan, a renowned entrepreneur, and star of the popular Netflix show “Selling Sunset ”

Racetrack Co-Creation Day

Racetrack Co-Creation Day -Willow Springs International Raceway


Faraday Future

- FF 91 2.0 Futurist Alliance Track Edition set a record in its class at Willow Springs, achieving the fastest lap time of 1 minute and 35 seconds — making it the fastest among ultimate luxury production EVs weighing over 6,000 pounds
- FF 91 2.0 Futurist Alliance achieved this feat **with no additional special track-specific modifications for this specific test**

Racetrack Co-Creation Day - Button Willow Raceway Park


FF 91 2.0 Futurist Alliance broke the fastest lap record 1:57.55 in the SUV and "All-Ability aiHypercar" categories
Buttonwillow Raceway, California

- On September 7, 2023, the FF 91 2.0 Futurist Alliance broke the fastest lap record in the SUV and crossover categories as an All-Ability aiHypercar at the world-renowned Button Willow Raceway Park, located north of Los Angeles, CA

Racetrack Co-Creation Day FF vs Hypercars Challenge



- The FF 91 2.0 Futurist Alliance set a new track record time in its class, the record previously recorded by a Lamborghini Urus, with a time of 1:28.130. This marks a seven-second improvement in the last four months, demonstrating the importance of performance feedback from Co-Creation officers
  - Lamborghini Urus recorded a lap time of 1:30.87 seconds
- **FF 91 2.0 Futurist Alliance won the "FF vs. Hypercars Challenge",** an epic showdown between the FF 91 2.0 and a lineup of formidable hypercars, at the "FF Racetrack Co-Creation Day"

© 2023 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL
22

“FF All Hyper Racing” Team The “FF All Hyper Racing” team will be comprised of six distinguished groups: world champion racers, leading automotive engineering experts, top AI scientists, leaders of premier automotive modification shops, celebrities, and the FF team Derek Bell Five - time Le Mans 24 hours race winner and Hall of Fame World champion racer Justin Bell Winner of the 1997 FIA GT World Championship and the 1998 Le Mans 24 Hours, as well as numerous victories and podium finishes in all forms of the sport Romain Dumas “Electrified King of Nürburgring” and two - time Le Mans 24 - hours winner © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 23

1. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery © 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 24 24 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF 91 Futurist — Extreme Technology, Ultimate Intelligent User Experience and a Complete Ecosystem 25 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Significant Upgrades of Key Components — FF 91 Futurist is a Competitive TechLuxury Offering 26 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL .

FF 91 Futurist Experience[1]

Immersive



— NASA inspired zero gravity rear passenger seats with industry leading 60 degree recline and leg room

— FF AI supports complex voice commands for comfort, productivity, entertainment and navigation

— Advanced safety, autonomous driving[2] and parking

— Spa mode function for passenger wellness

Intuitive



— User experience is carried from seat-to-seat and vehicle-to-vehicle via the user's unique FFID[3]

— Facial recognition in each seat position configures product preferences and settings for each passenger

Connected


Welcome

— Seamless mobile 5G connectivity for vehicle controls, productivity & entertainment

— Intuitive on-screen gesture control for distraction free driving

— Driver, passenger, rear passenger displays provide a truly unique and immersive digital experience for every individual

All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Form 10-K/A filed with the SEC on August 21, 2023 and Form 10-Q filed with the SEC on November 13, 2023

(1) Some of the functionality is not available at launch and will be provided at a later date

(2) FF 91 hardware at start of delivery capable of supporting L3 autonomous driving

(3) FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 27

© 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 28 PROPRIETARY AND CONFIDENTIAL 28 01. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery © 2023 FARADAY FUTURE

Condensed Consolidated Statement of Operations (Unaudited)

(in thousands, except share and per share data)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022[(1)]	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022[(1)]
Revenues				
Auto sales	$ 551	$ —	$ 551	$ —
Cost of revenues				
Auto sales	16,131	—	22,744	—
Gross loss	(15,580)	—	(22,193)	—
Operating expenses				
Research and development	21,593	47,582	104,670	259,741
Sales and marketing	5,318	3,823	18,082	16,207
General and administrative	24,023	28,551	67,598	89,069
Loss on disposal of property and equipment	—	—	3,698	1,407
Change in fair value of earnout liability	(67)	—	2,033	—
Total operating expenses	**50,867**	**79,956**	**196,081**	**366,424**
Loss from operations	**(66,447)**	**(79,956)**	**(218,274)**	**(366,424)**
Change in fair value of notes payable and warrant liabilities	17,571	(1,764)	90,030	4,580
Change in fair value of related party notes payable and related party warrant liabilities	4,726	—	5,110	—
Loss on settlement of notes payable	(21,357)	(30,454)	(204,885)	(30,454)
Loss on settlement of related party notes payable	(10,756)	—	(17,248)	—
Interest expense	(90)	(245)	(591)	(5,119)
Related party interest expense	(69)	(996)	(139)	(2,931)
Other expense, net	(1,624)	(6,457)	(1,922)	(14,307)
Loss before income taxes	**(78,046)**	**(119,872)**	**(347,919)**	**(414,655)**
Income tax provision	—	—	(28)	(9)
Net loss	**$ (78,046)**	**$ (119,872)**	**$ (347,947)**	**$ (414,664)**
Net loss per share of Class A and B Common Stock attributable to common stockholders:				
Basic	$ (3.78)	$ (27.67)	$ (23.28)	$ (100.26)
Diluted	(3.78)	(27.67)	(23.28)	(100.26)
Weighted average shares used in computing net loss per share of Class A and B Common Stock:				
Basic	20,647,430	4,332,194	14,944,452	4,135,984
Diluted	20,647,430	4,332,194	14,944,452	4,135,984
Total comprehensive loss				
Net loss	**$ (78,046)**	**$ (119,872)**	**$ (347,947)**	**$ (414,664)**
Foreign currency translation adjustment	(1,560)	9,864	4,007	13,548
Total comprehensive loss	**$ (79,606)**	**$ (110,008)**	**$ (343,940)**	**$ (401,116)**

© 2023 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 29

(1) Prior period figures are presented as adjusted for the one-for-eighty reverse stock split of the Company's common stock (the "Reverse Stock Split").

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 30 Condensed Consolidated Balance Sheet (Unaudited ) December 31, 2022 (1) September 30, 2023 (in thousands, except share and per share data) Assets Current assets $ 16,968 $ 6,714 Cash 1,546 1,853 Restricted cash 4,457 35,215 Inventory 44,066 62,556 Deposits 17,489 20,963 Other current assets 84,526 127,301 Total current assets 406,320 416,514 Property and equipment, net 12,362 12,090 Finance lease right - of - use assets 19,588 17,370 Operating lease right - of - use assets 6,492 6,252 Other non - current assets $ 529,288 $ 579,527 Total assets Liabilities and stockholders’ equity Current liabilities $ 91,603 $ 101,857 Accounts payable 65,709 68,446 Accrued expenses and other current liabilities 92,781 1,613 Warrant liabilities — 117 Related party warrant liabilities 189 25 Accrued interest — 139 Related party accrued interest 2,538 3,755 Operating lease liabilities, current portion 1,364 1,442 Finance lease liabilities, current portion 8,964 8,830 Related party notes payable, current portion 5,097 4,929 Notes payable, current portion 268,245 191,153 Total current liabilities 6,570 5,475 Finance lease liabilities, less current portion 18,044 14,868 Operating lease liabilities, less current portion 9,429 10,783 Other liabilities - 2,945 Related party notes payable, less current portion 26,008 92,500 Notes payable, less current portion 328,296 317,724 Total liabilities Commitments and contingencies Stockholders’ equity 1 3 Class A Common Stock, $0.0001 par value — — Class B Common Stock, $0.0001 par value 3,724,241 4,128,990 Additional paid - in capital 3,505 7,512 Accumulated other comprehensive income (3,526,755) (3,874,702) Accumulated deficit 200,992 261,803 Total stockholders’ equity $ 529,288 $ 579,527 Total liabilities and stockholders’ equity (1) Prior period figures are presented as adjusted for the Reverse Stock Split.

Condensed Consolidated Statement of Cash Flows (Unaudited ) (1 of 2) 31 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL Nine Months Ended September 30, (i n t housan ds) 2022 2023 Cash flows from operating activities $ (414,664) $ (347,947) Net loss Adjustments to reconcile net loss to net cash used in operating activities 2,532 27,673 Depreciation and amortization expense 9,144 8,906 Stock - based compensation 1,407 3,698 Loss on disposal of property and equipment — (5,110) Non - cash change in fair value of related party notes payable and related party warrant liabilities (4,580) (90,461) Non - cash change in fair value of notes payable and warrant liabilities — 1,381 Change in fair value of earnout liability 2,265 2,491 Change in operating lease right - of - use assets 2,484 218 Loss on foreign exchange 2,992 408 Loss on write - off of vendor deposits, net and (gain) on write - off of accounts payable 8,050 — Non - cash interest expense 30,454 204,885 Loss on settlement of notes payable — 17,248 Loss on settlement of related party notes payable 324 1,008 Other Changes in operating assets and liabilities: 13,364 (19,237) Deposits — (30,758) Inventory (10,656) (3,415) Other current and non - current assets 27,467 13,838 Accounts payable 9,372 — Accrued payroll and benefits (21,117) (23,332) Accrued expenses and other current liabilities (1,226) (1,838) Operating lease liabilities (12,721) (26) Accrued interest expense (355,109) (240,370) Net cash used in operating activities Cash flows from investing activities (112,099) (10,846) Payments for property and equipment (112,099) (10,846) Net cash used in investing activities Cash flows from financing activities — 19,782 Proceeds from related party notes payable, net of original issuance discount 40,050 208,650 Proceeds from notes payable, net of original issuance discount — 8,520 Proceeds from the sale of Common Stock, net of issuance costs 1,728 4,074 Proceeds from exercise of warrants (87,258) — Payments of notes payable (2,813) (2,489) Payment of notes payable issuance costs (1,410) (1,016) Payments of finance lease obligations (767) — Repurchase of Common Stock 9,535 44 Proceeds from exercise of stock options (40,935) 237,565 Net cash provided by (used in) financing activities 11,594 3,704 Effect of exchange rate changes on cash and restricted cash (496,549) (9,947) Net decrease in cash and restricted cash 530,477 18,514 Cash and restricted cash, beginning of period $ 33,928 $ 8,567 Cash and restricted cash, end of period

Unaudited Condensed Consolidated Statement of Cash Flows (Unaudited ) (2 of 2) 32 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL December 31, 2022 September 30, 2023 (i n t housan ds) $ 16,968 $ 6,714 Cash 1,546 1,853 Restricted cash $ 18,514 $ 8,567 Total cash and restricted cash Nine months ended September 30, 2022 2023 Supplemental disclosure of noncash investing and financing activities $ — $ 8,978 Reclassification of February 28, 2023 stock - based awards liability to equity due to authorized share increase — 5,014 Reclassification of February 28, 2023 earnout shares liability to equity due to authorized share increase — 2,112 Reclassification of earnout shares from equity to liability on April 21, 2023 due to insufficient authorized shares — 2,979 Reclassification of stock - based awards from equity to liability on April 21, 2023 due to insufficient authorized shares — 1,381 Reclassification of August 25, 2023 earnout shares liability to equity due to authorized share increase — 2,043 Reclassification of August 25, 2023 stock - based awards liability to equity due to authorized share increase — 11,254 Conversion of related party notes payable and related party accrued interest into Class A Common Stock — 114,073 Conversion of notes payable and accrued interest into Class A Common Stock 11,906 — Recognition of operating right of use assets and lease liabilities upon adoption of ASC 842 and for new leases entered into in 2022 12,056 — Additions of property and equipment included in accounts payable and accrued expenses — 34,257 Issuance of Secured SPA Warrants 32,900 — Issuance pursuant to commitment to issue registered shares 669 — Receipt of class A common stock in consideration of exercises of options 186 — Transfer of private warrants to unaffiliated parties 84,780 — Conversion of convertible note to equity — 34,124 Acquisitions of property and equipment included in accounts payable — 16,500 Issuance of Secured SPA Notes pursuant to the Exchange Agreement — 6,811 Change in classification of warrants from Additional paid - in capital to liability pursuant to the Warrant Exchange — (16,506) Reduction in outstanding warrants pursuant to the Exchange Agreement Supplemental disclosure of cash flow information 12,721 465 Cash paid for interest

1. Company Overview 2. Business Update 3. The FF 91 2.0 Futurist 4. Financials 5. Imagery © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 33 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

39 Alternate outro image Thank you R e s e r ve y ou rs to d ay — htt p s://w w w .ff. c o m /us/pr eo r de r/